Dear Shareholder:

I would like to take this opportunity to share some important news. The Security Funds' management and Board of Directors have recommended a merger of the Security Technology Fund into the Security Mid Cap Growth Fund. The Board unanimously approved this proposal for several reasons including fund size, performance, investment objective and the expected reduction of fund expenses for Technology Fund shareholders after the merger. A special meeting of Technology Fund shareholders will be held on September 30, 2003, at 9:30 a.m., local time, to consider this proposal. Please read the attached Proxy booklet for more details on why the Board is recommending this change.

Security Mid Cap Growth Fund

Security Management Company, LLC, investment advisor for Security Mid Cap Growth Fund and Jim Schier, the fund's portfolio manager were recently cited in several prominent publications. These include articles in Barron's magazine's 'Top 100 Fund Managers' and Business Week's Making the A List.' The Wall Street Journal has repeatedly cited the Mid Cap Growth Fund's performance in the mid-cap core category.* We believe the Mid Cap Growth Fund is well positioned in the current market environment and can serve as an excellent ongoing investment option.

Why are you receiving this material?

You were a shareholder of the Security Technology Fund on August 4, 2003, the proxy record date and are therefore eligible to vote to approve a Plan of Reorganization as described above and in the attached proxy materials.

How do you vote?

The attached proxy materials specify the different ways shareholders can vote their shares. Most shareholders elect one of the convenient methods that follow:

1.Vote by phone

Toll-free 1-800-240-6326. You may use this number 24 hours a day, 7 days a week until 11:00 a.m. Central Time on September 29, 2003.

2. Vote by Internet

The Internet voting address for each fund is provided on your enclosed Proxy materials. The site is available 24 hours a day, 7 days a week until 12:00 p.m. Central Time on September 29, 2003.

3. Vote by mail

Mark, sign and date your proxy card and return it in the postage-paid envelope.

Please remember, your vote is important regardless of the number of shares you own. It is important that your vote be received no later than September 29, 2003.

If you have any questions concerning the Proxy voting process, please call toll-free 1-866-284-1218. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

James R. Schmank, President
Security Management Company, LLC

*For a detailed look at both funds' performance records, please refer to the enclosed proxy materials. Past performance is no indication of future results and there could be a gain, or a loss, upon redemption of the Mid Cap Growth Fund's shares.

99-00394-61

Security Technology Fund
A series of Security Equity Fund

One Security Benefit Place
Topeka, KS 66636-0001
(800) 888-2461

September 1, 2003

Dear Shareholder:

Your Board of Directors has called a special meeting of shareholders of the Security Technology Fund ("Technology Fund"), a series of the Security Equity Fund, to be held at 9:30 a.m., local time, on September 30, 2003, at the offices of Security Equity Fund, Security Benefit Group Building, One Security Benefit Place, Topeka, Kansas 66636-0001.

The Board of Directors of Security Equity Fund has approved a reorganization of the Technology Fund into the Security Mid Cap Growth Fund ("Mid Cap Growth Fund") (the "Reorganization"). Security Management Company, LLC serves as investment manager to both the Technology Fund and the Mid Cap Growth Fund. The Technology Fund has investment objectives and policies that are comparable in many respects to those of the Mid Cap Growth Fund. The Reorganization is expected to result in operating expenses that are lower for the Technology Fund shareholders.

You are asked to vote to approve a Plan of Reorganization. The accompanying document describes the proposed Reorganization and compares the policies and expenses of the Funds for your evaluation.

After careful consideration, the Board of Directors of Security Equity Fund unanimously approved this proposal with respect to the Technology Fund and recommended that shareholders of the Technology Fund vote "FOR" the proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, or vote by Internet or telephone, at your earliest convenience.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than September 29, 2003.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

James R. Schmank
President

Security Technology Fund
A series of Security Equity Fund

One Security Benefit Place
Topeka, KS 66636-0001
(800) 888-2461

Notice of Special Meeting of Shareholders of
Security Technology Fund
to be held on September 30, 2003

To the Shareholders:

The Board of Directors of Security Equity Fund has called a special meeting of shareholders of the Security Technology Fund ("Technology Fund"), a series of Security Equity Fund, to be held on September 30, 2003 at 9:30 a.m., local time, at the Security Benefit Group Building, One Security Benefit Place, Topeka, Kansas 66636-0001.

The Board of Directors has called the special meeting for the following purposes:

1.	To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Technology Fund by the Security Mid Cap Growth Fund ("Mid Cap Growth Fund"), solely in exchange for shares of the Mid Cap Growth Fund, followed by the complete liquidation of the Technology Fund; and

2.	To transact such other business as may properly come before the special meeting or any adjournments thereof.

Shareholders of record at the close of business on August 4, 2003 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, please complete, sign and return promptly the enclosed proxy card or vote by telephone or Internet so that a quorum will be present and a maximum number of shares may be voted. If you are present at your meeting, you may change your vote, if desired, at that time.

By Order of the Board of Directors

Amy J. Lee
Secretary

September 1, 2003

TABLE OF CONTENTS

INTRODUCTION
SUMMARY
  The Proposed Reorganization
  Comparison of Investment Objectives, Strategies and Management
  Comparison of Principal Risks Involved in Investing in the Funds
INVESTMENT STRATEGIES AND RISKS
  Principal Investment Strategies
  Comparison of Portfolio Characteristics
  Relative Performance
  Comparison of Securities and Investment Techniques
COMPARISON OF FEES AND EXPENSES
  General Information
  Operating Expenses
  Example
ADDITIONAL INFORMATION ABOUT MID CAP GROWTH FUND
  Investment Manager
  Investment Personnel
  Performance of Mid Cap Growth Fund
  Management Discussion of Mid Cap Growth Fund's Performance
INFORMATION ABOUT THE REORGANIZATION
  The Reorganization Plan
  Reasons for the Reorganization
  Board Considerations
  Tax Considerations
  Expenses of the Reorganization
ADDITIONAL INFORMATION ABOUT THE FUNDS
  Form of Organization
  Distributor
  Dividends and Other Distributions
  Capitalization
  Additional Risk Disclosures
GENERAL INFORMATION
  Solicitation of Proxies
  Voting Rights
  Other Matters to Come Before the Meeting
  Shareholder Proposals
  Information about the Funds
  Reports to Shareholders
MORE INFORMATION REGARDING MID CAP GROWTH FUND
FINANCIAL HIGHLIGHTS FOR MID CAP GROWTH FUND
APPENDIX A
APPENDIX B

PROXY STATEMENT/PROSPECTUS

Security Technology Fund
A series of Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001
(800) 888-2461

By and in Exchange for Shares of

Security Mid Cap Growth Fund
One Security Benefit Place
Topeka, Kansas 66636-0001
(800) 888-2461

INTRODUCTION

This Proxy Statement/Prospectus provides you with information about the proposed transfer of all of the assets and liabilities of the Security Technology Fund (the "Technology Fund"), a series of Security Equity Fund, to the Security Mid Cap Growth Fund (the "Mid Cap Growth Fund"), solely in exchange for shares of Mid Cap Growth Fund (the "Reorganization"). Following the transfer of its assets and liabilities to the Mid Cap Growth Fund in exchange for shares of the Mid Cap Growth Fund, the Technology Fund will distribute to you your portion of the shares of the Mid Cap Growth Fund it receives in the Reorganization. You will receive Class A, B or C shares of the Mid Cap Growth Fund, as applicable, having an aggregate value equal to the aggregate value of the class of shares of the Technology Fund held by you immediately prior to the Reorganization. Following the Reorganization, the Technology Fund will liquidate.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting of shareholders, to be held on September 30, 2003, at which Technology Fund shareholders will vote on the Plan of Reorganization through which these transactions will be accomplished. Because you, as a shareholder of the Technology Fund, are being asked to approve a transaction that will result in your holding shares of the Mid Cap Growth Fund, this document also serves as a prospectus for the Mid Cap Growth Fund, whose investment objective is capital appreciation.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Mid Cap Growth Fund that you should know before investing. A Statement of Additional Information ("SAI") dated September 1, 2003 relating to this Proxy Statement/Prospectus and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the Prospectus and the Statement of Additional Information describing each Fund, each of which is dated July 1, 2003, is incorporated herein by reference and is available, without charge, by calling (800) 888-2461. The Annual Reports relating to the Funds, dated September 30, 2002, along with the Fund's Semi-Annual Reports dated March 31, 2003, are incorporated herein by reference. Shareholder reports are available without charge by calling (800) 888-2461.

You may also obtain proxy materials, reports and other information filed by either Fund from the SEC's Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

The SEC has not approved or disapproved these securities, or determined that this proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Date: September 1, 2003

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult each Fund's Prospectus and the Plan of Reorganization (the "Reorganization Plan"), which is attached hereto as Appendix A.

The Proposed Reorganization - On May 2, 2003, the Boards of Directors of Security Equity Fund and Mid Cap Growth Fund approved the Reorganization Plan with respect to each of the Funds. Subject to approval of Technology Fund shareholders, the Reorganization Plan provides for:

the transfer of all of the assets of Technology Fund to Mid Cap Growth Fund, in exchange for shares of Mid Cap Growth Fund;

the assumption by Mid Cap Growth Fund of all of the liabilities of Technology Fund;

the distribution of shares of Mid Cap Growth Fund to the shareholders of Technology Fund; and

the complete liquidation of Technology Fund.

The Reorganization is expected to be effective immediately after the close of business on October 3, 2003, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of Technology Fund will become a shareholder of the Mid Cap Growth Fund. Each shareholder will hold, immediately after the Closing, shares of Mid Cap Growth Fund having an aggregate value equal to the aggregate value of the same class of shares of Technology Fund held by that shareholder as of the close of business on the day of the Closing.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two comparable mutual funds within the same group of funds, as well as to assist in achieving economies of scale. Shareholders in Technology Fund are expected to benefit from the larger asset base and lowered operating expenses that will result from the Reorganization.

Approval of the Reorganization Plan with respect to Technology Fund requires the affirmative vote of a majority of the outstanding voting securities of the Technology Fund. In the event that the shareholders of Technology Fund do not approve the Reorganization, the Technology Fund will continue to operate as a separate entity, and the Security Equity Fund Board of Directors will determine what further action, if any, to take.

After careful consideration, the Board of Directors of Security Equity Fund unanimously approved the proposed Reorganization. The Board recommends that you vote "FOR" the proposed Reorganization.

In considering whether to approve the Reorganization, you should note that:

As described below, Technology Fund has similar investment objectives and policies that are comparable in many respects to the investment objectives and policies of Mid Cap Growth Fund.
The Funds have the same investment manager, Security Management Company, LLC (the "Investment Manager"), One Security Benefit Place, Topeka, Kansas 66636-0001.
The proposed Reorganization offers actual reductions in total operating expenses for shareholders of the Technology Fund.
The purchase and redemption provisions for the Funds are the same. For additional information on purchase and redemption provisions see "Comparison of Fees and Expenses" and "More Information Regarding Mid Cap Growth Fund."

The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of either Fund will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

Comparison of Investment Objectives, Strategies and Management - The investment objectives and principal investment strategies of the Funds are similar. The Funds' principal investment strategies are described in more detail below. There can be no assurance that either Fund will achieve its stated objective.

	Technology Fund	Mid Cap Growth Fund
Investment Objective	Long-term capital appreciation by investing in the equity securities of technology companies.	Capital appreciation.
Principal Investment Strategies	Technology Fund invests, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of technology companies.

Mid Cap Growth Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index.

Diversification	Technology Fund is a non-diversified fund within the meaning of the Investment Company Act of 1940.	Mid Cap Growth Fund is a diversified fund within the meaning of the Investment company Act of 1940.
Investment Manager	Security Management Company, LLC	Security Management Company, LLC
Sub-Adviser	Wellington Management Company, LLP	N/A
Portfolio Managers	Wellington Management Company's Global Technology Team	James P. Schier

Comparison of Principal Risks Involved in Investing in the Funds - Because the Funds have similar investment objectives and policies that are comparable in many respects, the principal risks of an investment in the Funds are roughly comparable, although there are certain differences. Similarities include, among others:

Each Fund may invest its assets in smaller companies (generally, companies with market capitalization of less than $1 billion). Smaller companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Each Fund may invest in growth stocks. While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

Each Fund may invest in options and futures, which may be used to hedge the Fund' portfolio, to gain exposure to a market without buying individual securities or to seek increased returns. There is the risk that such practices sometimes may reduce returns or increase volatility. These practices may also entail transactional expenses and negative tax consequences by generating short-term capital gains.

Each Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, subject to each Fund's limitation on illiquid securities. Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales can be less than those originally paid by a Fund.

Differences include, among others:

Technology Fund invests in technology stocks. Companies in the rapidly changing field of technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is therefore likely to be much more volatile than one with broader diversification that includes investments across industries and sectors. In addition, because Technology Fund may overweight investments in certain sectors or industries of the stock market, it is subject to increased risk that the Fund will suffer a loss because of general declines in the prices of stocks in those specific sectors or industries.

Technology Fund is a non-diversified fund that pursues a focused investment strategy, and it generally holds larger positions in a smaller number of securities than a diversified fund such as Mid Cap Growth Fund. Accordingly, Technology Fund's performance may be more volatile than the performance of a typical diversified fund, and a change in the market value of a single portfolio investment may have a greater impact on its net asset value and total return than typically is the case with Mid Cap Growth Fund.

While each Fund may invest in foreign securities, Technology Fund has greater leeway to invest in such securities. This type of investment involves risks in addition to those associated with investing in U.S. companies, such as currency exchange rate fluctuations, differences in financial reporting standards, a lack of adequate company information and political or economic instability. Further, Technology Fund may invest in emerging markets securities. The risks of investing in foreign securities are heightened by investing in developing countries and emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

Technology Fund invests more of its assets in value stocks than Mid Cap Growth Fund. Investments in value stocks are subject to the risk that intrinsic values may never be realized by the market, or that their prices may go down. While Technology Fund's investments in value stocks may limit downside risk over time, Technology Fund may, as a trade-off, produce more modest gains than riskier stock funds.

Mid Cap Growth Fund may invest in other investment companies or unregistered investment vehicles. To the extent Mid Cap Growth Fund invests in other investment companies or vehicles, it will incur its pro rata share of the underlying funds' expenses. In addition, Mid Cap Growth Fund may be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies - The investment strategies, restrictions and risks of the Funds are comparable, although there are certain differences. There can be no assurance that any Fund will achieve its stated objective.

Technology Fund

Technology Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of technology companies. The technology sector in which Technology Fund invests consists of companies that are engaged in the development, production, or distribution of technology-related products or services. These include computer software, computer hardware, semiconductors and equipment, communication equipment, and internet and new media companies, among others. Technology Fund may invest up to 40% of its total assets in foreign securities, and may invest in securities denominated in any currency.

Technology Fund is non-diversified as defined in the Investment Company Act of 1940 and expects to hold approximately 30 to 50 positions. Technology Fund will concentrate its investments in industries within the technology sector.

Technology Fund actively trades its investments without regard to the length of time they have been owned by Technology Fund. This active trading increases the costs Technology Fund incurs, and may entail negative tax consequences by generating short-term capital gains.

Technology Fund's sub-adviser, Wellington Management Company, LLP ("Wellington Management"), uses fundamental analysis to choose technology securities in foreign and U.S. markets. Technology Fund's investment approach is based on analyzing the competitive outlook for the technology sector, identifying those industries likely to benefit from the current and expected future environment, and identifying individual opportunities. Fundamental research is focused on direct contact with company management, suppliers, and competitors. Opportunities dictate the magnitude and frequency of changes in asset allocation among industries, but some representation typically is maintained in each major industry within the technology sector, including computer software, computer hardware, semiconductors and equipment, communications equipment, and internet and new media. Stocks considered for purchase typically share the following attributes: (i) anticipated change in operating results; (ii) unrecognized or undervalued capabilities; and (iii) the quality of management indicates that these factors will be converted to shareholder values. Stocks are considered for sale from Technology Fund when, among other circumstances, target prices are achieved, earnings and/or return expectations are marked down due to fundamental changes in the company's operating outlook, or more attractive value in a comparable company is available.

Technology Fund may invest a portion of its assets in options, futures and forward currency contracts. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date.

Under adverse or unstable market conditions, Technology Fund can invest some or all of its assets in cash or money market securities. Although Technology Fund would do this only in seeking to avoid losses, Technology Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Mid Cap Growth Fund

Mid Cap Growth Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index. The index currently consists of securities of companies with capitalizations that range from $135 million to $8 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities. The Mid Cap Growth Fund also invests in American Depositary Receipts.

Mid Cap Growth Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge Mid Cap Growth Fund's portfolio, to increase returns or to maintain exposure to the equity markets. Mid Cap Growth Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. Mid Cap Growth Fund may use these index-based investments as a way of managing its cash position, and to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

The Investment Manager uses a "bottom-up" approach to choose portfolio securities. The Investment Manager identifies the securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very rapidly. Mid Cap Growth Fund is therefore subject to the risks associated with investing in small capitalization companies.

Mid Cap Growth Fund typically sells a stock if its growth prospects diminish, or if better opportunities become available.

Under adverse or unstable market conditions, Mid Cap Growth Fund can invest some or all of its assets in cash or money market securities. Although Mid Cap Growth Fund would do this only in seeking to avoid losses, Mid Cap Growth Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

If the Reorganization is approved and is effected, in the ordinary course of business as a mutual fund, certain holdings of the Technology Fund that would be transferred to the Mid Cap Growth Fund in connection with the Reorganization may be sold. Such sales may result in increased transactional costs and recognized capital gains for Mid Cap Growth Fund.

Comparison of Portfolio Characteristics - The following tables compare certain characteristics of the portfolios of the Funds as of March 31, 2003:

	Mid Cap Growth Fund	Technology Fund
Net Assets (thousands)	$113,524	5,447
Number of Holdings	86	37
Portfolio Turnover Rate (12 months ended 12/31/02)	52%	158%
As a percentage of net assets:
Common Stocks	98.2%	86.5%
Cash & Equivalents (less liabilities)	0.6%	7.8%
Convertible Bonds	0.9%	0.0%
Warrants	0.3%	0.0%
Foreign Stocks	0.0%	5.7%

Top 10 Holdings (as a % of net assets)
Mid Cap Growth Fund		Technology Fund
Acxiom Corporation	6.0%	Microsoft Corporation	10.0%
Mattel, Inc.	4.3%	International Business Machines Corporation	7.3%
Evergreen Resources, Inc.	3.2%	First Data Corporation	6.8%
E.W. Scripps Company	2.9%	Dell Computer Corporation	5.1%
National-Oilwell, Inc.	2.7%	Cisco Systems, Inc.	5.1%
Hyperion Solutions Corporation	2.4%	Intel Corporation	4.6%
Hooper Holmes, Inc.	2.3%	Hewlett-Packard Company	4.5%
Adaptec, Inc.	2.3%	Nokia OYJ ADR	4.2%
@Road, Inc.	2.3%	Cendant Corporation	3.8%
Shaw Group, Inc.	2.2%	Maxtor Corporation	3.3%

Relative Performance - The following table shows the average annual total return for Class A shares of each Fund and its comparative index. Average annual total return is shown for each calendar year since 1993 in the case of Mid Cap Growth Fund and since 2001 in the case of Technology Fund (which commenced operation in 2000). The Indexes have an inherent performance advantage over the Funds, since an index incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges.

Calendar Year/ Period Ended	Technology Series	Goldman Sachs Technology Index[1]	Mid Cap Growth Series	S&P MidCap 400/ BarraGrowth Index[2]
12/31/93	N/A	N/A	9.9%	13.7%
12/31/94	N/A	N/A	-6.6%	-7.0%
12/31/95	N/A	N/A	19.3%	27.3%
12/31/96	N/A	N/A	18.0%	18.4%
12/31/97	N/A	N/A	17.8%	30.2%
12/31/98	N/A	N/A	16.7%	34.9%
12/31/99	N/A	N/A	59.7%	28.7%
12/31/00	-36.7%	-40.4%	16.4%	9.2%
12/31/01	-24.8%	-28.6%	-14.6%	-8.0%
12/31/02	-39.3%	-40.3%	-27.6%	-19.2%

1The Goldman Sachs Technology Index is a widely recognized, unmanaged index of technology stocks.
2The S&P MidCap 400/Barra Growth Index is created by Standard & Poor's and Barra by dividing the S&P MidCap 400 Index equally between growth and value based upon a price to book value calculation. The S&P MidCap 400 Index is rebalanced twice per year.

Comparison of Securities and Investment Techniques - The following is a summary of the principal types of securities in which the Funds may invest and strategies they may employ in pursuit of their investment objectives. As with any security, an investment in a Fund involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the primary risks of investing in the Funds. However, the fact that a particular risk is not identified does not mean that a Fund is prohibited from investing its assets in securities that give rise to that risk. For further information regarding risks of investing in the Funds, see the section entitled, "Additional Risk Disclosures."

Foreign Securities - Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Funds.

Emerging Markets - The Technology Fund may invest in emerging markets. The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller Companies - Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Value Stocks - Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While the Funds' investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds.

Growth Stocks - While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

Active Trading - Active trading will increase the costs a Fund incurs and as a result, may lower a Funds' performance. It may also increase the amount of tax an investor pays on the Fund's returns.

Restricted Securities - Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Funds' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Technology Stocks - Companies in the rapidly changing field of technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is therefore likely to be much more volatile than one with broader diversification that includes investments across industries and sectors.

The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

Futures and Options - The Funds may utilize futures contracts and options on futures contracts, and may purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by the Funds' custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

COMPARISONS OF FEES AND EXPENSES

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Funds. It is expected that combining the Funds would allow shareholders of Technology Fund to realize economies of scale and lower expenses. While the Reorganization is anticipated to reduce the total operating expenses for current shareholders of Technology Fund and will not affect the management fee payable with respect to Mid Cap Growth Fund (as a percentage of the Fund's average daily net assets), the Investment Manager may be deemed to have a material interest in the proposed Reorganization because combination of the Funds will relieve the Investment Manager of its obligation to pay sub-advisory fees to Wellington Management under the sub-advisory agreement applicable to Technology Fund. In addition, the Investment Manager will be relieved of its voluntary agreement to limit the total operating expenses of Technology Fund, which required the Investment Manager to waive fees and/or reimburse expenses in the amount of $44,990 during Technology Fund's last fiscal year. For further information on the fees and expenses of Mid Cap Growth Fund, see "More Information Regarding Mid-Cap Growth Fund."

General Information - Class A, Class B and Class C shares of Mid Cap Growth Fund issued to a shareholder in connection with the Reorganization will not be subject to any additional front-end sales charges, but will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of Technology Fund held by that shareholder immediately prior to the Reorganization. In addition, the period that the shareholder held shares of Technology Fund would be included in the holding period of Mid Cap Growth Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of Mid Cap Growth Fund issued to a shareholder in connection with the Reorganization, will convert to Class A shares eight years after the date that the corresponding Class B shares of Technology Fund were purchased by the shareholder. Purchases of shares of Mid Cap Growth Fund after the Reorganization will be subject to the sales load structure described in the table below for Mid Cap Growth Fund. This is the same sales load structure that is currently in effect for Technology Fund.

Transaction Fees on New Investments (fees are paid directly from your investment):
	Class A Shares	Class B Shares[1]	Class C Shares
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None[2]	5%[3]	1%[4]

1Class B shares convert tax-free to Class A shares automatically after eight years.
2Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.
35% during the first year, decreasing to 0% in the sixth and following years.
4A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

Operating Expenses - It is expected that combining the Funds will lower expenses currently borne by investors in the Technology Fund. For more information, see estimated pro forma expenses in the table, "Annual Fund Operating Expenses."

The current expenses of each Fund and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the fiscal year ended September 30, 2002 with adjustments made to the management fee and distribution fees. These adjustments take into account the new investment advisory contract and new distribution plan adopted by the Funds on May 1, 2002. Pro forma fees and expenses show estimated fees and expenses of Mid Cap Growth Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.
Annual Fund Operating Expenses
	Class A	Class B	Class C
Mid Cap Growth Fund
Management fee	0.75%	0.75%	0.75%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	0.30%	0.30%	0.30%
Total annual fund operating expenses[2]	1.30%	2.05%	2.05%
Technology Fund
Management fee	1.00%	1.00%	1.00%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	1.92%	1.92%	1.92%
Total annual fund operating expenses[3]	3.17%	3.92%	3.92%
Pro Forma Mid Cap Growth Fund including Technology Fund
Management fee	0.75%	0.75%	0.75%
Distribution (12b-1) fees[1]	0.25%	1.00%	1.00%
Other expenses	0.30%	0.30%	0.30%
Total annual fund operating expenses[2]	1.30%	2.05%	2.05%

1The Funds have adopted a Brokerage Enhancement Plan under Rule 12b-1, but have not yet implemented the Plan. If the Brokerage Enhancement Plan is implemented, it is not expected that any amounts received by the Fund's distributor would exceed 0.05% of any Fund's average net assets. This additional amount is not reflected in the "Distribution (12b-1) fees" set forth in the table.
2The expense information has been restated to reflect the Fund's current fees. Effective May 1, 2002, the Mid Cap Growth Fund has in place a new investment advisory fee and a new Class A distribution fee.
3The Investment Manager has voluntarily agreed with respect to the Technology Fund to limit the total annual expenses of the Fund to 2.25% of its average daily net assets, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions, and 12b-1 fees.

Example - This example is intended to help you compare the cost of investing in the Funds and in the combined Funds on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the surviving Fund after the Reorganization for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.

Class A	1 Year	3 Years	5 Years	10 Years
Mid Cap Growth Fund	$700	$963	$1,247	$2,053
Technology Fund	877	1,496	2,139	3,851
Pro Forma - Mid Cap Growth Fund including Technology Fund	700	963	1,247	2,053
Class B
Mid Cap Growth Fund	$708	$943	$1,303	$2,187
Technology Fund	894	1,495	2,214	3,978
Pro Forma - Mid Cap Growth Fund including Technology Fund	708	943	1,303	2,187
Class C
Mid Cap Growth Fund	$308	$643	$1,103	$2,379
Technology Fund	494	1,195	2,014	4,138
Pro Forma - Mid Cap Growth Fund including Technology Fund	308	643	1,103	2,379

You would pay the following expenses if you did not redeem your shares.
Class A	1 Year	3 Years	5 Years	10 Years
Mid Cap Growth Fund	$700	$963	$1,247	$2,053
Technology Fund	877	1,496	2,139	3,851
Pro Forma - Mid Cap Growth Fund including Technology Fund	700	963	1,247	2,053
Class B
Mid Cap Growth Fund	$208	$643	$1,103	$2,187
Technology Fund	394	1,195	2,014	3,978
Pro Forma - Mid Cap Growth Fund Including Technology Fund	208	643	1,103	2,187
Class C
Mid Cap Growth Fund	$208	$643	$1,103	$2,379
Technology Fund	394	1,195	2,014	4,138
Pro Forma - Mid Cap Growth Fund including Technology Fund	208	643	1,103	2,379

ADDITIONAL INFORMATION ABOUT MID CAP GROWTH FUND

Investment Manager - The Investment Manager has overall responsibility for the management of Mid Cap Growth Fund. The Investment Manager furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Mid Cap Growth Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of Security Equity Fund's Board of Directors. For such services, the Investment Manager is entitled to receive compensation on an annual basis equal to 0.75% of the average net assets of Mid Cap Growth Fund, computed on a daily basis and payable monthly.

Investment Personnel - The following individual has responsibility for the day-to-day management of Mid Cap Growth Fund:

James P. Schier, Vice President and Senior Portfolio Manager of the Investment Manager, has managed Mid Cap Growth Fund since January 1998. He has 20 years experience in the investment field and is a Chartered Financial Analyst charterholder. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a bachelor of business degree from the University of Notre Dame and a M.B.A. from Washington University.

Performance of Mid Cap Growth Fund - The bar chart and table shown below provide an indication of the risks of investing in Mid Cap Growth Fund by showing (on a calendar year basis) changes in Mid Cap Growth Fund's annual total return from year to year and by showing (on a calendar year basis) how Mid Cap Growth Fund's average annual returns for one year, five years and ten years (or since inception, if shorter) compare to those of a broad-based securities market index-the S&P Mid Cap 400/Barra Growth Index. Note that an index has an inherent performance advantage over the Mid Cap Growth Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The information in the bar chart is based on the performance of the Class A shares of Mid Cap Growth Fund, although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. The Fund's past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

Highest and Lowest Returns (Quarterly 1993-2002)
Highest Quarter
Q4 ended December 31, 1999	37.08%
Lowest Quarter
Q3 ended September 30, 2001	-27.27%

80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
9.9%
-6.6%
19.3%
18.0%
17.8%
16.7%
59.7%
16.4%
-14.6%
-27.6%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002

The performance of Mid Cap Growth Fund's Class A shares, without deduction of the front-end sales charge, for the period January 1, 2003 to June 30, 2003 was 27.34%.

The Mid Cap Growth Fund performance reflected in the table below assumes deduction of the maximum sales charge in all cases. (Average annual total returns for Mid Cap Growth Fund's Class A shares include deduction of the 5.75% front-end sales charge. Class B shares include deduction of the appropriate deferred sales charge (5% in the first year declining to 0% in the sixth and later years). Class C shares include deduction of the deferred sales charge of 1% in the first year.)
Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	10 Years (or since inception)
Class A
Return Before Taxes	-31.79%	4.80%	7.97%
Return After Taxes on Distributions[1]	-31.79%	3.20%	5.86%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-19.36%	3.87%	5.97%
Class B	-31.83%	4.67%	7.53%[2]
Class C	-28.89%	N/A	1.58%[3]
S&P MidCap 400/Barra Growth Index (reflects no deduction for fees, expenses or taxes)[4]	-19.17%	7.11%	11.33%[5]

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.
2For the period beginning October 19, 1993 (date of inception) to December 31, 2002.
3For the period beginning January 29, 1999 (date of inception) to December 31, 2002.
4The S&P MidCap 400/Barra Growth Index is created by Standard & Poor's and Barra by dividing the S&P MidCap 400 Index equally between growth and value based upon a price to book value calculation. The S&P MidCap 400 Index is so rebalanced twice per year.
5Index performance information is only available to the Fund at the beginning of each month. The performance for the S&P MidCap 400/Barra Growth for the period October 1, 1993 to December 31, 2002 was 11.31% and for the period January 1, 1999 to December 31, 2002 was 1.11%. Index performance assumes reinvestment of dividends and distributions.

Management Discussion of Mid Cap Growth Fund's Performance - Set forth below is management's discussion of Mid Cap Growth Fund's performance for the one-year period ended September 30, 2002. The discussion is followed by a line graph comparing a hypothetical investment of $10,000 in the Mid Cap Growth Fund to its benchmark index, the S&P Mid Cap Growth Index.

September 30, 2002, ended a very difficult 12-month period for most stock mutual funds. Funds with a growth emphasis were hit especially hard, and the Security Mid Cap Growth Fund (formerly known as Security Ultra Fund) was no exception. The Fund was down 16.64% over the period, while the benchmark S&P Mid Cap Growth Index was down 6.29%.1 However, the Fund outperformed its peer group's median return, which was -17.08%. Mid Cap Growth tended to be skewed toward the smaller end of the mid cap spectrum for the year. As the markets worsened, investors sought safety in relatively larger, more established names, and so the Fund suffered relative to the index.

The value of the industrial stocks in the Fund declined 46% for the year, compared to a 5% decline for the index. The Fund was underweight in the sector relative to the benchmark, but not enough to curtail the loss. Edison Schools, Inc. suffered the most loss in this area, declining 98% for the year. Edison is a for-profit school company that takes over troubled K-12 public school systems on a contract basis. Despite the fact that Edison has experienced some success with their business model, political opposition to the concept has been so great that future expansion looks bleak, and a few client districts have pulled out. Additionally, Shaw Group, Inc., which manufactures piping systems for power units, declined 32% for the year. Shaw Group is a profitable company and continues to gain share, but seems to be a victim of association with many of the independent power groups that suffered over the past year.

Our health care selections were down 38% for the year, compared to a -9% return for the index. Again, we kept a significant underweight position in the sector, but this was not enough to balance out the poor performance of our health care stocks. Enzon, Inc. manufactures a key drug in fighting hepatitis C, which is truly an epidemic. Despite the fact that Enzon just became profitable, concerns over the company's growth rate, with the launch of a competing therapeutic agent, caused the stock to decline 62% over the past year. In addition, Bioject Med Tech, Inc., which manufactures needle-free injection supplies, declined 80% for the year. One of Bioject's key partners merged during the year. The newly-formed company opted to break relations with Bioject. Our overweight position in the information technology sector was a detriment to the Fund. This area declined 22% on the year. Our technology selection was relatively good, outpacing the benchmark by 4%. But the selection was not enough to overcome the losses we suffered due to the overweight position. The Fund's position in the energy sector was over four times that of the benchmark, which helped the Fund's performance tremendously. Our energy holdings returned a positive 29% for the year. In addition, the Fund held an underweight position relative to the benchmark in the financials sector, which cut related losses for the Fund relative to the benchmark. The sector returned -7% for the 12-month period.

Due to poor performance, small and mid cap growth stocks have been under extreme selling pressure for the past three years, and Mid Cap Growth has been down for two of those years. It is extremely unusual for a particular sector to be under that type of pressure for much longer than that period of time. Companies with productivity enhancing products and services are usually found among smaller companies. For this reason, we believe that the prospects for smaller companies in the upcoming recovering economy are good. There is substantial pent-up investment potential in this area, and we look for smaller growth stocks to flourish when the markets do recover.

1Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.

60,000
55,000
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
9/30/92
9/93
9/94
9/95
9/96
9/97
9/98
9/99
9/00
9/01
9/02

Security Mid Cap Growth Fund (formerly known as Security Ultra Fund)- S&P Midcap Growth Index -

$10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Mid Cap Growth Fund on September 30, 1992, and reflects deduction of the 5.75% sales load. On September 30, 2002, the value of your investment in Class A shares of the Fund (with dividends reinvested) would have grown to $23,118. By comparison, the same $10,000 investment would have grown to $31,418 based on the S&P Mid Cap Growth Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Additional information about Mid Cap Growth Fund is included in the section, "More Information Regarding Mid Cap Growth Fund."

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Plan - The Reorganization Plan provides for the transfer of all of the assets and liabilities of Technology Fund to Mid Cap Growth Fund solely in exchange for Class A, B and C shares of Mid Cap Growth Fund. Technology Fund will distribute the shares of Mid Cap Growth Fund received in the exchange to its shareholders, and then Technology Fund will be liquidated.

After the Reorganization, each shareholder of Technology Fund will own shares in Mid Cap Growth Fund having an aggregate value equal to the aggregate value of shares of Technology Fund held by that shareholder as of the close of business on the business day preceding the Closing. Shareholders of Class A, B and C shares of Technology Fund will receive shares of the corresponding class of Mid Cap Growth Fund. In the interest of economy and convenience, shares of Mid Cap Growth Fund will not be represented by physical certificates.

Until the Closing, shareholders of Technology Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Mid Cap Growth Fund for the redemption of its shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Technology Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

Reasons for the Reorganization - The Funds have similar investment objectives, and investment strategies and risks that are comparable in many respects. Accordingly, the Funds are somewhat duplicative. In addition, the Reorganization would create a larger Mid Cap Growth Fund, which should benefit shareholders of the Funds by spreading costs across a larger, combined asset base, and which would allow shareholders of Technology Fund to continue to participate in a professionally managed portfolio at a significantly lower level of operating expenses. Also, a larger Mid Cap Growth Fund offers the potential benefit of a more diversified portfolio of securities and may improve trading efficiency. Based upon these and such other considerations as deemed appropriate, the Board of Directors of each Fund determined that the Funds should be reorganized.

The proposed Reorganization was presented to the Board of Directors of Security Equity Fund for consideration and approval at a meeting held on May 2, 2003. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of Security Equity Fund, determined that the interests of the shareholders of the Technology Fund would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of the Technology Fund and its shareholders.

Board Considerations - The Board of Directors of Security Equity Fund, in recommending the proposed transaction, considered a number of factors, including the following:

1.	expense ratios and information regarding fees and expenses of Technology Fund and Mid Cap Growth Fund, which indicate that current shareholders of Technology Fund will benefit from the Reorganization by getting a comparable investment that is more viable and lower cost than their current investment;

2.	the Reorganization would allow shareholders of Technology Fund to continue to participate in a professionally-managed portfolio, and shareholders would continue to be able to exchange into other mutual funds in the Security Fund complex that offer the same class of shares in which a shareholder is currently invested;

3.	the Reorganization would not dilute the interests of either Funds' current shareholders;
4.	the stronger relative investment performance and somewhat lower risks of Mid Cap Growth Fund as compared to Technology Fund;
5.	the similarity of Mid Cap Growth Fund's investment objectives, and the comparability of its policies and restrictions, to those of Technology Fund and the fact that the Funds are somewhat duplicative within the overall group of funds;

6.	elimination of duplication of costs and inefficiencies of having two comparable Funds; and
7.	the tax-free nature of the Reorganization to each Fund and its shareholders.

The Board of Directors of Security Equity Fund recommends that shareholders of Technology Fund approve the Reorganization.

Tax Considerations - The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Technology Fund nor the Mid Cap Growth Fund nor their Shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, the Technology Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Technology Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Technology Fund's shareholders.

As of March 31, 2003, Technology Fund had accumulated capital loss carryforwards in the amount of approximately $4,575,296. After the Reorganization, these losses will be available to Mid Cap Growth Fund to offset its capital gains, although the amount of these losses which may offset Mid Cap Growth Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that Mid Cap Growth Fund may not be able to use these losses as rapidly as Technology Fund might have, and part of these losses may not be useable at all. The ability of Mid Cap Growth Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders of Technology Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of Mid Cap Growth Fund.

Expenses of the Reorganization - The Investment Manager will bear one-third, and each Fund will bear one-third, of the expenses relating to the Reorganization, including but not limited to the costs of the proxy solicitation. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Mid Cap Growth Fund's registration statement, printing and distributing Mid Cap Growth Fund's prospectus and Technology Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization - Technology Fund is a series of Security Equity Fund. Security Equity Fund and Security Mid Cap Growth Fund (formerly Security Ultra Fund) are organized as Kansas corporations registered as open-end management investment companies with the SEC. Each Fund is governed by a Board of Directors, which consists of six directors.

Distributor - Security Distributors, Inc. (the "Distributor"), whose address is One Security Benefit Place, Topeka, Kansas 66636-0001, is the principal distributor for the Funds.

Dividends and Other Distributions - Each Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

If the Reorganization Plan is approved by shareholders of Technology Fund, then as soon as practicable before the Closing, Technology Fund will pay its shareholders a cash distribution of all undistributed 2003 net investment income and undistributed realized net capital gains.

Capitalization - The following table shows on an unaudited basis the capitalization of each Fund as of March 31, 2003 and on a pro forma basis as of March 31, 2003, giving effect to the Reorganization:

Mid Cap Growth Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Class A	$90,912,780	$7.70	11,808,176
Class B	15,912,669	6.82	2,332,031
Class C	6,699,045	7.37	908,519
Technology Fund
Class A	2,708,828	2.92	928,036
Class B	1,202,777	2.80	429,728
Class C	1,535,237	2.80	548,519
Pro Forma Mid Cap Growth Fund including Technology Fund
Class A	93,621,608	7.70	12,160,107
Class B	17,115,446	6.82	2,508,459
Class C	8,234,282	7.37	1,116,912

Pro forma financial statements of the Funds are not presented as the net assets of Technology Series are less than 10% of the net assets of Mid Cap Growth Series and will represent less than 10% of the net assets of the combined Series.

Additional Risk Disclosures - Set forth below are additional risk considerations for the Funds. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the prospectus and Statement of Additional Information for Security Equity Fund and Security Mid Cap Growth Fund, each of which is dated February 1, 2003, as supplemented July 7, 2003.

Convertible Securities and Warrants - The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

Initial Public Offering - A Fund's investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on any Fund and particularly those with a small asset base. There is no guarantee that as a Fund's assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Fund's investments in IPOs may make it subject to more erratic price movements than the overall equity market.

Hybrid Instruments - Each Series may invest in hybrid instruments. Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be successful.

When-Issued Securities and Forward Commitment Contracts - The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Fund purchases securities on this basis, there is a risk that the securities may not be delivered and that the Fund may incur a loss. Each Fund may purchase or sell securities on a when issued, forward commitment or delayed delivery basis.

Shares of Other Investment Companies - A Fund's investment in shares of other investment companies may not exceed immediately after purchase 10% of the Fund's total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

Borrowing - Borrowings may be collateralized with Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Securities Lending - For purposes of realizing additional income, Technology Fund may lend its portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Cash Reserves - Cash reserves maintained by a Fund may include domestic or foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Funds may establish and maintain reserves as the Investment Manager or relevant sub-adviser believes is advisable to facilitate the Funds' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

GENERAL INFORMATION

Solicitation of Proxies - Proxies are being solicited at the request of the Board of Directors of Security Equity Fund. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures beginning on or about September 1, 2003. Shareholders of Technology Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Security Management and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Technology Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the meeting of Technology Fund shareholders in person may vote by ballot at the meeting, thereby canceling any proxy previously given. However, attendance in person at the meeting, by itself, will not revoke a previously tendered proxy. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of Security Equity Fund that may be presented at the meeting.

Voting Rights - Shares of the Fund entitle their holders to one vote per share as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

Shareholders of Technology Fund at the close of business on August 4, 2003 (the "Record Date") will be entitled to vote at the meeting with respect to their shares owned as of that Record Date. As of the Record Date, 2,863,114 shares of the Technology Fund were outstanding and entitled to vote.

Approval of the Reorganization with respect to Technology Fund requires the affirmative vote of a "majority of the outstanding voting securities" of Technology Fund entitled to vote on the proposal, which means the vote of 67% or more of the shares of the Technology Fund that are present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote on the proposal are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Technology Fund, whichever is less. The Technology Fund must have a quorum to conduct its business at the meeting. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares of the Fund present and entitled to vote, in person or by proxy, may adjourn the meeting from time to time until a quorum shall be present.

If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the meeting for purposes of calculating the vote on any matter. As a result, assuming the presence of a quorum, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. Prior to the meeting, the Fund expects that broker/dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners.

To the knowledge of Security Equity Fund, as of the Record Date, neither the Directors, individually, nor the officers and Directors of Security Equity Fund, as a group, beneficially owned 1% or more of the outstanding shares of either Fund.

Appendix B hereto lists the persons that, as of the Record Date, owned beneficially or of record 5% or more of the outstanding shares of Technology Fund.

Other Matters to Come Before the Meeting - The Funds do not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals - The Funds are not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Funds' management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting or to be submitted to shareholders of the Funds.

Shareholders wishing to submit proposals should send their written proposals to the address set forth on the cover of this Proxy Statement/Prospectus a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

Information about the Funds - Each Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

Reports to Shareholders - The Investment Manager will furnish, without charge, a copy of the most recent annual reports and semi-annual reports regarding the Funds upon request. Requests for such reports should be directed to Security Management at One Security Benefit Place, Topeka, KS 66636-0001 or at (800) 888-2461.

In order that the presence of a quorum at the meetings may be assured, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Amy J. Lee Secretary
September 1, 2003 One Security Benefit Place Topeka, KS 66636-0001

MORE INFORMATION REGARDING MID CAP GROWTH FUND

Shareholder Guide

This Proxy Statement/Prospectus relates to the three separate classes of Mid Cap Growth Fund: Class A, Class B and Class C, each of which represents an identical interest in the Mid Cap Growth Fund's investment portfolio, but is offered with different sales charges and distribution fee (Rule 12b-1) arrangements. As described below and elsewhere in this Proxy Statement/ Prospectus, the contingent deferred sales load structure and conversion characteristics of the Mid Cap Growth Fund shares issued to you in the Reorganization will be the same as those that applied to the Technology Fund shares held by you immediately prior to the Reorganization, and the period that you held the Technology Fund shares will be included in the holding period of the Mid Cap Growth Fund shares for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Mid Cap Growth Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

Shares of the Mid Cap Growth Fund will be available through broker/dealers, banks, and other financial intermediaries that have an agreement with Security Distributors, Inc. (the "Distributor"). A broker/dealer or other financial intermediary may charge fees in connection with an investment in Mid Cap Growth Fund. Mid Cap Growth Fund shares purchased directly from Mid Cap Growth Fund are not assessed such additional charges but may be subject to a front-end sales charge as noted under "Class A Shares."

The different classes of Mid Cap Growth Fund differ primarily with respect to the sales charges and Rule 12b-1 distribution fees for each class. The minimum initial investment is $100. Subsequent investments must be at least $100 (or $20 under an Accumulation Plan). Mid Cap Growth Fund reserves the right to reject any order to purchase shares in whole or in part.

Mid Cap Growth Fund does not issue certificates; all Fund shares are issued in non-certificate form.

Class A Shares - Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at Mid Cap Growth Fund's net asset value per share (NAV), plus the sales charge set forth below. The NAV, plus the sales charge, is the "offering price." Mid Cap Growth Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange (NYSE) is open. An order for Class A shares is priced at the NAV next calculated after the order is received and accepted by Mid Cap Growth Fund, plus the sales charge.

	Sales Charge
Amount of Order	As a Percentage of Offering Price	As a Percentage of Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 or more*	None	None

*Purchases of $1,000,000 or more are not subject to a sales charge at the time of purchase, but are subject to a contingent deferred sales charge of 1.00% if redeemed within one year following purchase. The contingent deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a contingent deferred sales charge are redeemed first.

Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of Mid Cap Growth Fund alone or in combination with Class A shares of other portfolios of the Security Funds' complex.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (as these terms are explained below), the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code.

Rights of Accumulation - To reduce sales charges on purchases of Class A shares of Mid Cap Growth Fund, a Purchaser may combine all previous purchases of Mid Cap Growth Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of Mid Cap Growth Fund, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

Statement of Intention - A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of Mid Cap Growth Fund, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to five percent (5%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by Mid Cap Growth Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from Mid Cap Growth Fund.

Reinstatement Privilege - Shareholders who redeem their Class A shares of Mid Cap Growth Fund have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a shareholder must provide written notice and a check in the amount of the reinvestment within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by Mid Cap Growth Fund or the Security Funds, as appropriate.

Purchases at Net Asset Value - Class A shares of Mid Cap Growth Fund may be purchased at net asset value by (1) directors, officers and employees of Mid Cap Growth Fund, Mid Cap Growth Fund' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of Mid Cap Growth Fund.

Class A shares of Mid Cap Growth Fund may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares of Mid Cap Growth Fund may also be purchased at net asset value when the purchase is made by retirement plans that (i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.

Class A Distribution Plan - Security Equity Fund has adopted a Class A Distribution Plan that allows Mid Cap Growth Fund to pay distribution and service fees to Mid Cap Growth Fund's Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares and services provided to shareholders. The distribution and service fee is equal to 0.25% of the average daily net assets, on an annual basis, of Mid Cap Growth Fund's Class A shares. Because the distribution and service fees are paid out of Mid Cap Growth Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B Shares - Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at Mid Cap Growth Fund's NAV next calculated after the order is received and accepted by Mid Cap Growth Fund. Mid Cap Growth Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:
Number of Years Since Purchase	Deferred Sales Charge
1	5%
2	4%
3	3%
4	3%
5	2%
6 and more	0%

The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge."

Class B Distribution Plan - Mid Cap Growth Fund has adopted a Class B Distribution Plan that allows Mid Cap Growth Fund to pay distribution and service fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution and service fee is equal to 1.00% of the average daily net assets, on an annual basis, of Mid Cap Growth Fund's Class B shares. Because the distribution and service fees are paid out of Mid Cap Growth Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous to such shareholders because Class A shares are subject to a lower distribution and service fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time the shares purchased directly are converted.

Class C Shares - Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at Mid Cap Growth Fund's NAV next calculated after the order is received and accepted by Mid Cap Growth Fund. Mid Cap Growth Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open.

Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge," below.

Class C Distribution Plan - Mid Cap Growth Fund has adopted a Class C Distribution Plan that allows Mid Cap Growth Fund to pay distribution and service fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution and service fee is equal to 1.00% of the average daily net assets, on an annual basis, of Mid Cap Growth Fund's Class C shares. Because the distribution and service fees are paid out of Mid Cap Growth Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Brokerage Enhancement Plan - The Board of Directors of Mid Cap Growth Fund, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act) of Mid Cap Growth Fund and have no direct or indirect financial interest in the operation of the Plan (as defined below) or in any agreement related to the Plan ("Independent Directors"), have voted pursuant to the provisions of Rule 12b-1 under the Investment Company Act to adopt a Brokerage Enhancement Plan (the "Plan") for the purpose of utilizing Mid Cap Growth Fund's brokerage commissions, to the extent available, to promote the sale and distribution of Mid Cap Growth Fund's shares. To date, the Plan has not been implemented.

Under the Plan, Mid Cap Growth Fund may direct the Investment Manager to use certain broker-dealers for securities transactions, subject to the obligation to seek best execution. These broker-dealers have agreed either (1) to pay a portion of their commission from the sale and purchase of securities to the Distributor or other introducing brokers ("Brokerage Payments"), or (2) to provide brokerage credits, benefits or services ("Credits"). The Distributor will use all Brokerage Payments and Credits (other than a minimal amount to defray its legal and administrative costs) to finance activities that are meant to result in the sale of Mid Cap Growth Fund's shares, including:

holding or participating in seminars and sales meetings promoting the sale of Mid Cap Growth Fund's shares paying marketing fees requested by broker-dealers who sell Mid Cap Growth Fund training sales personnel

creating and mailing advertising and sales literature

financing any other activity that is intended to result in the sale of Mid Cap Growth Fund's shares.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one fund of the Security Fund complex to be used for the benefit of other funds as well. The Plan is not expected to increase the brokerage costs of the funds.

Waiver of Deferred Sales Charge - The Distributor waives the deferred sales charge under the following circumstances:

Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death;
Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased;
In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code; and
In connection with distributions from retirement plans qualified under Section 401(a), 401(k) or 403(b) of the Internal Revenue Code for:
-	returns of excess contributions to the plan
-	retirement of a participant in the plan
-	a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)
-	financial hardship (as defined in regulations under the Code) of a participant in a plan
-	termination of employment of a participant in a plan
-	any other permissible withdrawal under the terms of the plan.

Confirmations and Statements - Mid Cap Growth Fund will send you a confirmation statement after every transaction that affects your account balance or registration. However, certain automatic transactions may be confirmed on a quarterly basis including systematic withdrawals, automatic purchases and reinvested dividends. Each shareholder will receive a quarterly statement setting forth a summary of the transactions that occurred during the preceding quarter.

Determination of Net Asset Value - The NAV of Mid Cap Growth Fund is computed as of the close of regular trading hours on the NYSE (normally 3 p.m. Central time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Mid Cap Growth Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by Mid Cap Growth Fund's Board of Directors. In addition, if between the time trading ends on a particular security and the close of trading on the NYSE, events occur that materially affect the value of the security, Mid Cap Growth Fund may value the security at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors. In such a case, Mid Cap Growth Fund's net asset value will be subject to the judgment of the Investment Manager rather than being determined by the market.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when Mid Cap Growth Fund does not price its shares. Therefore, the NAV of Mid Cap Growth Fund may change on days when shareholders will not be able to buy or sell shares of Mid Cap Growth Fund.

Redeeming Shares - Shares of Mid Cap Growth Fund will be redeemed at the NAV next determined after the order is received by the Funds' transfer agent, less any applicable deferred sales charge. Mid Cap Growth Fund's NAV is generally calculated as of the close of trading on every day the NYSE is open. Any share certificates representing Mid Cap Growth Fund shares being sold must be returned with a request to redeem the shares.

Payment - Payments may be made by check. Redemption proceeds will be sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, the Mid Cap Growth Fund will provide a certified or cashier's check, or send the redemption proceeds by express mail, upon the shareholder's request or send the proceeds by wire transfer to the shareholder's bank account upon receipt of appropriate wire transfer instructions.

Management of the Fund

Investment Manager - Security Management Company, LLC (the "Investment Manager"), is a Kansas limited liability company. On December 31, 2002, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $4.3 billion. The Investment Manager has overall responsibility for the management of Mid Cap Growth Fund. Mid Cap Growth Fund and the Investment Manager have entered into an agreement that requires the Investment Manager to provide investment advisory, statistical and research services to Mid Cap Growth Fund, supervise and arrange for the purchase and sale of securities on behalf of Mid Cap Growth Fund, and provide for the maintenance and compilation of records pertaining to the investment advisory function. The agreement with the Investment Manager can be terminated by the Board of Directors of Mid Cap Growth Fund upon 60 days' written notice. The investment management fee for Mid Cap Growth Fund is equal to 0.75%, on an annual basis, of the average daily net assets of Mid Cap Growth Fund. It is computed and accrued daily and paid monthly. For the fiscal year ended September 30, 2002, Mid Cap Growth Fund paid investment management fees of $1,690,930 to the Investment Manager.

Parent Company and Distributor - The Investment Manager is controlled by its members, Security Benefit Life Insurance Company ("Security Benefit") and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit, One Security Benefit Place, Topeka, Kansas 66636-0001. Security Benefit, a life insurance company, is incorporated under the laws of Kansas. The Investment Manager is a direct, and the Distributor is an indirect, wholly-owned subsidiary of Security Benefit.

Administrative Agent - The Investment Manager also acts as the administrative agent for the Mid Cap Growth Fund and as such performs administrative functions and the bookkeeping, accounting and pricing functions for Mid Cap Growth Fund. For these services, the Investment Manager receives, on an annual basis, an administrative fee equal to 0.09% of the average daily net assets of Mid Cap Growth Fund.

The Investment Manager also acts as the transfer agent for Mid Cap Growth Fund. As such, the Investment Manager performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. For these services, the Investment Manager receives an annual maintenance fee of $8.00 per account, and a fee of $1.00 per shareholder transaction.

Portfolio Transactions - The Investment Manager will place orders to execute securities transactions that are designed to implement Mid Cap Growth Fund's investment objectives and policies. The Investment Manager uses its reasonable efforts to place all purchase and sale transactions with brokers and dealers ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, the Investment Manager may consider brokerage and research services provided by a broker to the Investment Manager, or its affiliates, and Mid Cap Growth Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the Investment Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including Mid Cap Growth Fund. In addition, the Investment Manager also may consider a broker's sale of Mid Cap Growth Fund shares if the Investment Manager is satisfied that Mid Cap Growth Fund would receive best execution of the transaction from that broker.

Securities held by Mid Cap Growth Fund may also be held by other investment advisory clients of the Investment Manager, including other investment companies. In addition, the Investment Manager's parent company, Security Benefit, may also hold some of the same securities as Mid Cap Growth Fund. When selecting securities for purchase or sale for Mid Cap Growth Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the obligation to obtain best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from Security Benefit) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in Mid Cap Growth Fund's transaction, it is believed that the procedure generally contributes to better overall execution of Mid Cap Growth Fund's portfolio transactions.

Dividends, Distributions & Taxes

Distributions and Dividends - Mid Cap Growth Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Dividends and distributions will be reinvested in Mid Cap Growth Fund, unless you instruct Mid Cap Growth Fund otherwise. There are no fees or sales charges on reinvestments.

Tax on Distributions - Mid Cap Growth Fund dividends and distributions are taxable to shareholders (unless your investment is in an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If Mid Cap Growth Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year. In general, dividends and distributions from Mid Cap Growth Fund are taxable as follows:
Type of distribution	Tax rate for 15% bracket	Tax rate for 28% bracket or above
Income dividends	Ordinary Income rate	Ordinary Income rate
Short-term capital gains	Ordinary Income rate	Ordinary Income rate
Long-term capital gains	10%	20%
Long-term capital gains (held for 5 years or more)	8%	18%

Tax-deferred retirement accounts generally do not generate a tax liability unless you are taking a distribution or making a withdrawal.

Mid Cap Growth Fund has "short-term capital gains" when it sells investments within 12 months after buying them. Mid Cap Growth Fund has "long-term capital gains" when it sells investments that it has owned for more than 12 months.

Mid Cap Growth Fund will mail you information concerning the tax status of the distributions for each calendar year on or before January 31 of the following year.

This is a brief summary of some of the tax laws that affect your investment in Mid Cap Growth Fund. Please see Mid Cap Growth Fund's Statement of Additional Information and your tax adviser for further information.

FINANCIAL HIGHLIGHTS FOR MID CAP GROWTH FUND
For a Share Outstanding Throughout Each Period

The financial highlights table is intended to help you understand the financial performance of Mid Cap Growth Fund's Class A, B and C shares during the past five fiscal years, or the period since commencement of a class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. The information for each of the five years in the period ended September 30, 2002 has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with Mid Cap Growth Fund's financial statements, are included in the annual report, which is available upon request. This financial highlights table also include the financial performance of the Fund's Class A, B and C shares during the last six-month period from October 1, 2002 to March 31, 2003. This information has been derived from financial statements that have not been audited.
SECURITY MID CAP GROWTH FUND (Class A)
	Six-Month period ended March 31,	Fiscal year ended September 30
	2003(b)(f)	2002(b)(c)	2001(b)	2000(b)	1999(b)	1998(b)
Per Share Data
Net asset value beginning of period	$ 7.03	$ 8.48	$15.28	$ 9.19	$ 7.65	$ 9.24
Income from Investment Operations:
Net investment income (loss)	(0.05)	(0.09)	(0.07)	(0.08)	(0.06)	(0.06)
Net gain (loss) on securities (realized and unrealized)	0.72	(1.30)	(5.38)	6.60	3.51	(1.06)
Total from investment operations	0.67	(1.39)	(5.45)	6.52	3.45	(1.12)
Less Distributions:
Dividends (from net investment income)	---	---	---	---	---	---
Distributions (from realized gains)	---	(0.06)	(1.35)	(0.43)	(1.91)	(0.47)
Total distributions	---	(0.06)	(1.35)	(0.43)	(1.91)	(0.47)
Net asset value end of period	$ 7.70	$ 7.03	$ 8.48	$15.28	$ 9.19	$ 7.65
Total return (a)	9.53%	(16.64)%	(38.19)%	72.82%	50.91%	(12.45)%
Ratios/Supplemental Data
Net assets end of period (thousands)	$90,913	$90,948	$131,498	$204,787	$96,238	$67,554
Ratio of expenses to average net assets	1.46%	1.20%	1.09%	1.11%	1.21%	1.23%
Ratio of net investment income (loss) to average net assets	(1.19)%	(0.92)%	(0.64)%	(0.62)%	(0.77)%	(0.64)%
Portfolio turnover rate	67%	47%	48%	35%	54%	116%

SECURITY MID CAP GROWTH FUND (Class B)
	Six-Month period ended March 31,	Fiscal year ended September 30
	2003(b)(f)	2002(b)(c)	2001(b)	2000(b)	1999(b)	1998(b)
Per Share Data
Net asset value beginning of period	$ 6.26	$ 7.62	$14.02	$ 8.54	$ 7.28	$ 8.90
Income from Investment Operations:
Net investment income (loss)	(0.07)	(0.16)	(0.17)	(0.19)	(0.14)	(0.14)
Net gain (loss) on securities (realized and unrealized)	0.63	(1.14)	(4.88)	6.10	3.31	(1.01)
Total from investment operations	0.56	(1.30)	(5.05)	5.91	3.17	(1.15)
Less Distributions:
Dividends (from net investment income)	---	---	---	---	---	---
Distributions (from realized gains)	---	(0.06)	(1.35)	(0.43)	(1.91)	(0.47)
Total distributions	---	(0.06)	(1.35)	(0.43)	(1.91)	(0.47)
Net asset value end of period	$ 6.82	$ 6.26	$ 7.62	$14.02	$ 8.54	$ 7.28
Total return (a)	8.95%	(17.35)%	(38.83)%	71.17%	49.39%	(13.30)%
Ratios/Supplemental Data
Net assets end of period (thousands)	$15,913	$17,502	$28,580	$38,812	$7,818	$5,610
Ratio of expenses to average net assets	2.21%	2.11%	2.09%	2.11%	2.21%	2.23%
Ratio of net investment income (loss) to average net assets	(1.95)%	(1.84)%	(1.64)%	(1.61)%	(1.77)%	(1.64)%
Portfolio turnover rate	67%	47%	48%	35%	54%	116%

SECURITY MID CAP GROWTH FUND (Class C)
	Six-Month period ended March 31,	Fiscal year ended September 30
	2003(b)(f)	2002(b)(c)(d)	2001(b)	2000(b)	1999(b)(e)
Per Share Data
Net asset value beginning of period	$6.76	$ 8.22	$14.99	$ 9.11	$ 8.20
Income from Investment Operations:
Net investment income (loss)	(0.07)	(0.16)	(0.18)	(0.20)	(0.07)
Net gain (loss) on securities (realized and unrealized)	0.68	(1.24)	(5.24)	6.51	0.98
Total from investment operations	0.61	(1.40)	(5.42)	6.31	0.91
Less Distributions:
Dividends (from net investment income)	---	---	---	---	---
Distributions (from realized gains)	---	(0.06)	(1.35)	(0.43)	---
Total distributions	---	(0.06)	(1.35)	(0.43)	---
Net asset value end of period	$ 7.37	$ 6.76	$ 8.22	$14.99	$ 9.11
Total return (a)	9.02%	(17.30)%	(38.78)%	71.10%	11.10%
Ratios/Supplemental Data
Net assets end of period (thousands)	$6,699	$5,883	$4,194	$3,017	$95
Ratio of expenses to average net assets	2.21%	2.12%	2.09%	2.11%	2.21%
Ratio of net investment income (loss) to average net assets	(1.95)%	(1.85)%	(1.66)%	(1.61)%	(1.75)%
Portfolio turnover rate	67%	47%	48%	35%	54%

(a)	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
(b)	Net investment income (loss) was computed using average shares outstanding throughout the period.
(c)	Effective May 1, 2002, the fee structure for Mid Cap Growth Fund changed. Per share information reflects this change.
(d)	The financial highlights for Class C shares exclude the historical financial highlights of the Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.
(e)	Class C Shares were initially offered for sale on January 29, 1999. Percentage amounts for the period, except total return, have been annualized.
(f)	Unaudited figures for the six month period ended March 31, 2003. Percentage amounts for the period, except total return, have been annualized.

APPENDIX A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is adopted as of this 2nd day of May, 2003, by Security Mid Cap Growth Fund (the "Acquiring Fund") and Security Equity Fund (the "Company") on behalf of its Security Technology Fund (Mid Cap Growth Fund) (the "Acquired Fund"), a separate series of the Company, with their principal place of business at One Security Benefit, Topeka, Kansas 66636-0001.

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, B and C voting shares ($0.25 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company and the Acquiring Fund are open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company and the Acquiring Fund have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company and the Acquiring Fund also have determined, as applicable, that, with respect to the Acquired Fund, the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, the Company, on behalf of the Acquiring Fund, and the Acquired Fund, hereby approve the Plan on the following terms and conditions:

TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1	Subject to the requisite approvals of the shareholders of the Acquired Fund and Acquiring Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, B and C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2	The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

1.3	The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

1.4	Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, B and C Acquiring Fund Shares to be so credited to Class A, B and C Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, B and C shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, B and C Acquiring Fund Shares in connection with such exchange.

1.5	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.6	Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

VALUATION
2.1	The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange (NYSE) and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), and the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Directors.

2.2	The net asset value of a Class A, B and C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of immediately after the close of business of the NYSE and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation and the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Directors.

2.3	The number of the Class A, B and C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, B and C shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

	2.4	All computations of value shall be made by the Acquiring Fund's designated record keeping agent.
CLOSING AND CLOSING DATE
3.1	The Closing Date shall be October 3, 2003, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the Board of Directors or officers of the Company may designate.

3.2	The Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

3.3	Security Management Company, LLC, as transfer agent for the Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of the Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, B and C shares owned by each such shareholder immediately prior to the Closing.

3.4	In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Boards of Directors of the Company and the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

REPRESENTATIONS AND WARRANTIES
	4.1	The Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:
	(a)	The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;
	(b)	The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;
	(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;
	(d)	The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
	(e)	On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;
	(f)	The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;
	(g)	The Acquired Fund has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;
	(h)	Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
	(i)	The financial statements of the Acquired Fund as of and for the year ended September 30, 2002 have been audited by Ernst & Young, LLP, independent auditors. Such statements are in accordance with accounting principles generally accepted in the United States ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the balance sheet or in the notes thereto;
	(j)	Since September 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;
	(k)	On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
	(l)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;
	(m)	All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;
(n)	The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, and, subject to the approval of the shareholders of the Acquired Fund, this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

	(o)	The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.
	4.2	The Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:
	(a)	The Acquiring Fund is duly organized as a corporation duly organized and validly existing under the laws of the State of Kansas, with power under its Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;
	(b)	The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, are in full force and effect;
	(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;
	(d)	The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
	(e)	On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;
	(f)	The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;
	(g)	Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
	(h)	The financial statements of the Acquiring Fund as of and for the year ended September 30, 2002 have been audited by Ernst & Young LLP, independent auditors. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the balance sheet or in the notes thereto;
	(i)	Since September 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;
	(j)	On the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;
	(k)	For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;
	(l)	All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;
	(m)	The adoption and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquiring Fund and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;
	(n)	The Class A, B and C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;
	(o)	The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and
	(p)	That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.
5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
	5.1	The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.
	5.2	To the extent required by applicable law, the Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.
	5.3	The Acquired Fund covenants that the Class A, B and C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.
	5.4	The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.
	5.5	Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.
	5.6	As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, B and C Acquiring Fund Shares received at the Closing.
	5.7	The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.
	5.8	The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan.
	5.9	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
	6.1	All representations and warranties of the Acquiring Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
	6.2	The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Acquiring Fund on or before the Closing Date; and
	6.3	The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.
7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

	7.1	All representations and warranties of the Company and the Acquired Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
	7.2	The Company and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company or the Acquired Fund on or before the Closing Date;
	7.3	The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;
	7.4	The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.
8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:
	8.1	The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Kansas law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;
	8.2	On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;
	8.3	All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;
	8.4	The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and
	8.5	Dechert LLP shall deliver an opinion addressed to the Company and the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company and the Acquiring Fund. Notwithstanding anything herein to the contrary, the Company and the Acquiring Fund may not waive the condition set forth in this paragraph 8.5.
9.	BROKERAGE FEES AND EXPENSES
	9.1	The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
	9.2	The expenses relating to the proposed Reorganization will be paid by one-third each by the Acquired Fund, the Acquiring Fund, and the adviser to the Funds. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.
10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION
This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.
12.	AMENDMENTS
This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company and the Acquiring Fund; provided, however, that following any meeting of the shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of the Class A, B and C Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.
13.	HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
	13.1	The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.
	13.2	This Plan shall be governed by and construed in accordance with the laws of the State of Kansas without regard to its principles of conflicts of laws.
	13.3	This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.
	13.4	It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company or the Acquiring Fund personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Boards of Directors of the Company, on behalf of the Acquired Fund, and of the Acquiring Fund have caused this Plan to be approved.

SECURITY EQUITY FUND
By:
Name:
Title:

SECURITY MID CAP GROWTH FUND
By:
Name:
Title:

APPENDIX B

As of August 4, 2003, the following persons owned beneficially or of record 5% or more of the outstanding shares of Technology Fund:

Name and Address	% of Technology Fund before Reorganization
Security Benefit Life One Security Benefit Place Topeka, KS 66636	17.46%
James M. Komorous MD 1901 S Union Ave Ste B2003 Tacoma WA 98405-1802	6.85%

SPECIAL MEETING OF STOCKHOLDERS OF
TECHNOLOGY FUND OF SECURITY EQUITY FUND

September 30, 2003
9:30 AM local time

SECURITY BENEFIT GROUP BUILDING
One Security Benefit Place
Topeka, KS 66636-0001

There is enclosed a proxy form solicited by the Board of Directors of Security Equity Fund. Voting instructions will be voted as specified and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal. Any form of proxy that is executed and returned, nevertheless may be revoked prior to its use. All such proxies properly executed and received in time will be voted at the Meeting.

By order of the Board of Directors of Security Equtiy Fund, AMY J. LEE Secretary

Topeka, Kansas
September 1, 2003

Security Benefit Group of Companies
One Security Benefit Place
Topeka, KS 66636-0001                                                                                                                                                     proxy

------------------------------------------------------------------------------------------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Special Meeting on September 30, 2003.

The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated meeting, and at all adjournments thereof, all shares of

TECHNOLOGY FUND OF SECURITY EQUITY FUND

held by the undersigned at the Special Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on September 30, 2003, at Security Benefit Group Building, One Security Benefit Place, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote "for" the following proposal. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" the proposal.Important: Stockholders who do not expect to be in person at the meeting are requested to mark, date, sign and return the enclosed proxy card(s) to the Fund, or otherwise vote their shares, as early as possible.

See reverse for voting instructions.

                                                                                                                                                                                              COMPANY #
                                                                                                                                                                                              CONTROL #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK - EASY - IMMEDIATE

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on September 29, 2002.
You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.
Follow the simple instructions the voice provides you.

VOTE BY INTERNET - http://www.eproxy.com/company_symbol / - QUICK - EASY - IMMEDIATE

Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on September 29, 2003.
You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to The Security Benefit Group of Companies, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.
                                                                      If you vote by Phone or Internet, please do not mail your Proxy Card

Please detach here

The Board of Directors Recommends a Vote FOR the following proposal.

1.To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Technology Fund of Security Equity Fund (the "Technology Fund") by the Security Mid Cap Growth Fund (the "Mid Cap Growth Fund") solely in exchange for shares of the Mid Cap Growth Fund, followed by the complete liquidation of the Technology Fund.

[ ] For	[ ] Against	[ ] Abstain

2.To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Address Change? Mark Box [ ] Indicate changes below:            Date -------------------------------------------------------------------------

Signature(s) in BoxPlease sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PART B
SECURITY MID CAP GROWTH FUND

Statement of Additional Information
September 1, 2003

Acquisition of the Assets and Liabilities of Security Equity Fund, Security Technology Fund (the "Technology Fund") One Security Benefit Place Topeka, Kansas 66636-0001	By and in Exchange for Shares of Security Mid Cap Growth Fund (the "Mid Cap Growth Fund") One Security Benefit Place Topeka, Kansas 66636-0001

This Statement of Additional Information is available to the shareholders of Technology Fund in connection with a proposed transaction whereby all of the assets and liabilities of Technology Fund will be transferred to Mid Cap Growth Fund in exchange for shares of Mid Cap Growth Fund.

This Statement of Additional Information of the Mid Cap Growth Fund consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information for Security Equity Fund and Mid Cap Growth Fund dated February 1, 2003, as supplemented July 7, 2003; and
2.	The Financial Statements of Technology Fund and Mid Cap Growth Fund as included in each Fund's Annual Report filed for the year ended September 30, 2002 and as included in each Fund's Semi-Annual Report for the fiscal six-month period ended March 31, 2003.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated September 1, 2003 relating to the reorganization of the Technology Fund may be obtained, without charge, by writing to Security Management Company, LLC, at One Security Benefit Place, Topeka, Kansas 66636-0001 or calling (800) 888-2461. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Pro forma financial statements of the Funds are not presented as the net assets of Technology Series are less than 10% of the net assets of Mid Cap Growth Series and will represent less than 10% of the net assets of the combined Series.